Exhibit 10.31

EXECUTION COPY

AMENDMENT No. 3 AND AGREEMENT (this “Amendment”) dated as of January 25, 2006, to the CREDIT AGREEMENT dated as of November 25, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRUNCH HOLDING CORP., a Delaware corporation (“Holdings”), PINNACLE FOODS GROUP INC. (as successor to PINNACLE FOODS HOLDING CORPORATION), as Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (the “Administrative Agent”), GENERAL ELECTRIC CAPITAL CORPORATION, as syndication agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), CITICORP NORTH AMERICA, INC. and CANADIAN IMPERIAL BANK OF COMMERCE, as co-documentation agents.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended and waived as set forth herein; and

WHEREAS the undersigned Lenders are willing so to amend and waive such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. (a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

(b) As used in this Amendment, the following terms have the meanings specified below:

“Bill of Sale” has the meaning assigned to such term in the Master Industrial Lease Agreement.

“IDB” means The Industrial Development Board of the City of Jackson.

“Jackson Transaction” means (a) the sale of Project Equipment by PFC to IDB pursuant to the Bill of Sale and in exchange for the Master Note and (b) the lease by PFC of such Project Equipment from IDB pursuant to the Master Industrial Lease Agreement.

“Master Industrial Lease Agreement” means the Master Industrial Lease Agreement dated as of December 31, 2005, by and between IDB and PFC.

“Master Note” has the meaning assigned to such term in the Master Industrial Lease Agreement.

“Project Equipment” has the meaning assigned to such term in the Master Industrial Lease Agreement.

SECTION 2. Amendment to Section 6.06. Clause (c) of Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) any such sale and leaseback of (i) real property owned as of the Effective Date by the Borrower and the Subsidiaries (after giving effect to the Transactions) or, after giving effect to the Aurora Acquisition, real property owned as of the Aurora Effective Date by Aurora or its subsidiaries or (ii) personal property or any other property (other than real property) owned by the Borrower or any Subsidiary, provided that the aggregate fair value of such property sold pursuant to sale and leasebacks permitted by this clause (c) shall not exceed $20,000,000 during the term of this Agreement (the proceeds of which sale and leasebacks, for the avoidance of doubt, shall be subject to Section 2.11(c))

SECTION 3. Waiver. The Lenders hereby waive compliance by Holdings, the Borrower and the Subsidiaries with clause (x) of the proviso to Section 6.05 of the Credit Agreement to the extent, but only to the extent, necessary to permit (a) the Jackson Transaction or (b) any other sale and leaseback transaction permitted by clause (c)(ii) of Section 6.06 of the Credit Agreement, provided that such transaction is substantially similar to the Jackson Transaction in nature and purpose.

SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents, (i) to the extent any such representation or warranty is modified or qualified based on the terms “materially” or “material” or by reference to the term “Material Adverse Effect”, are true and correct in all respects and (ii) to the extent such representation or warranty is not so modified or qualified, shall be true and correct in all material respects, in each case, on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

2

(c) Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 5 hereof are true and correct and (c) all fees and expenses submitted to the Borrower and required to be paid or reimbursed by the Borrower under or in connection with this Amendment and the Credit Agreement (including all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent) have been paid or reimbursed by the Borrower.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendments. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. Except as otherwise permitted by Section 9.02 of the Credit Agreement, this Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Lenders.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CRUNCH HOLDING CORP.,

By	/s/ N. Michael Dion
Name:	N. Michael Dion
Title:	Vice President & CFO

PINNACLE FOODS GROUP INC. (as successor to Pinnacle Foods Holding Corporation),

By	/s/ N. Michael Dion
Name:	N. Michael Dion
Title:	Executive Vice President & CFO

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Administrative Agent,

By	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 AND WAIVER DATED AS OF JANUARY 25, 2006, AMONG CRUNCH HOLDING CORP., PINNACLE FOODS HOLDING CORPORATION, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT.

Name of Institution:

JP Morgan Chase Bank, N.A.

By	/s/ KATHRYN A. DUNCAN
Name:	KATHRYN A. DUNCAN
Title:	VICE PRESIDENT